UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Corvus Gold Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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CORVUS GOLD INC.

Suite 1750, 700 West Pender Street
Vancouver, BC, V6C 1G8

NOTICE OF 2017 ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the 2017 Annual General Meeting (the “Meeting”) of CORVUS GOLD INC. (the “Company”) will be held at Suite 1750, 700 West Pender Street, in the City of Vancouver, British Columbia, Canada, on Thursday, the 12th day of October, 2017 at the hour of 8:30 a.m. (Vancouver time) for the following purposes:

1.	To receive the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2017, together with the report of the auditors thereon;

2.	To fix the number of directors at six (6);

3.	To elect the directors of the Company for the ensuing year;

4.	To appoint Crowe Mackay LLP, Chartered Professional Accountants as auditors/independent registered public accountants of the Company for the fiscal year ending May 31, 2018 and to authorize the directors to fix the auditors’ remuneration;

5.	To transact such further or other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Shareholders of the Company (“Shareholders”) who are unable to attend the Meeting in person are requested to complete the proxy/voting instruction form online at www.investorvote.com or if you requested or received a paper copy of the proxy/voting instruction form complete, sign and date it and mail it to or deposit it with Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. In order to be valid and acted upon at the meeting, an executed proxy/voting instruction form must be received by Computershare prior to 8:30 a.m. (Vancouver Time) on Tuesday, October 10, 2017. Proxies/voting instruction forms may not be delivered to the Chair at the meeting.

The Company has fixed the close of business on the 22nd day of August, 2017 as the record date (the “Record Date”) for the determination of Shareholders who are entitled to receive notice of, and to vote at, the Meeting. The transfer books of the Company will not be closed. Only Shareholders of record as at the Record Date are entitled to receive notice of and to vote at the Meeting. The accompanying Proxy Statement and Management Information Circular provides additional information relating to the matters to be dealt with at the Meeting and is incorporated into this Notice of Meeting.

If your common shares of the Company (“Shares”) are not registered in your name, you will need to bring proof of your ownership of those Shares to the Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your Shares to provide you with proper proxy documentation that shows your ownership as of August 22, 2017 and your right to vote such Shares.

Please advise the Company of any change in your address.

DATED at Vancouver, British Columbia, this 22nd day of August, 2017.

BY ORDER OF THE BOARD
(signed) Jeffrey A. Pontius
Jeffrey A. Pontius, Director, President and Chief Executive Officer

CORVUS GOLD INC.

(the “Company”)

Request for Annual and/or Interim Financial Statements and related

Management’s Discussion and Analysis

National Instrument 51-102 requires the Company to send annually to the registered holders and beneficial owners of its securities (“Securityholders”) a form to allow Securityholders to request a copy of the Company’s annual financial statements and related Management’s Discussion and Analysis (“MD&A”), interim financial statements and related MD&A, or both. If you wish to receive such mailings, please complete and return this form to:

CORVUS GOLD INC.

Suite 1750 – 700 West Pender Street

Vancouver, BC V6C 1G8

The undersigned Securityholder hereby elects to receive:

☐	Interim Financial Statements for the first quarter ended August 31, 2017, second quarter ended November 30, 2017 and third quarter ended February 28, 2018, and the related MD&A;

☐	Annual Financial Statements for the fiscal year ended May 31, 2018 and related MD&A; or

☐	BOTH – Interim Financial Statements and related MD&A and the Annual Financial Statements and related MD&A.

Please note that a request form will be mailed and/or emailed each year and Securityholders must return such form each year in order to receive the documents indicated above.

Name:

Address:

Postal Code:

OR

Email Address:

By consenting to electronic delivery, Securityholders: (i) agree to receive all documents to which they are entitled electronically, rather than by mail; and (ii) understand that access to the Internet is required to receive a document electronically and certain system requirements must be installed (currently Adobe Acrobat Reader to view Adobe’s portable document format). At any time, the Company may elect to not send a document electronically, or a document may not be available electronically. In either case, a paper copy will be mailed to shareholders.

I confirm that I am a registered/beneficial (circle one) shareholder of the Company.

Signature of
Securityholder:	Date:

CUSIP: 221013105

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 12, 2017.

CORVUS GOLD INC.

Meeting Information

Meeting Type: Annual General Meeting
For holders as of: August 22, 2017
Date: October 12, 2017 **Time:** 8:30 AM PDT
Location: 700 West Pender Street
Suite 1750
Vancouver, BC
Canada

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E32657-P97245

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   FORM 10-K WRAP   FINANCIAL REQUEST FORM

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 28, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E32658-P97245

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. **Number of Directors**
   To set the number of Directors at six (6).

2. **Election of Directors**

   2a. Steven Aaker

   2b. Anton Drescher

   2c. Rowland Perkins

   2d. Jeffrey Pontius

   2e. Edward Yarrow

   2f. Catherine Gignac

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E32659-P97245

CORVUS GOLD INC.
ANNUAL GENERAL MEETING FOR HOLDERS AS OF 8/22/17
TO BE HELD ON 10/12/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com
Vote by Phone:	1-800-454-8683
Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E32680-P97245

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The following materials are available at www.proxyvote.com: Notice and Proxy Statement, Form 10-K Wrap and Financial Request Form

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	**Number of Directors** To set the number of Directors at six (6).	☐	☐	☐

		For	Withhold
2.	**Election of Directors**		
	2a. Steven Aaker	☐	☐
	2b. Anton Drescher	☐	☐
	2c. Rowland Perkins	☐	☐
	2d. Jeffrey Pontius	☐	☐
	2e. Edward Yarrow	☐	☐
	2f. Catherine Gignac	☐	☐
3.	**Appointment of Auditors** To appoint Crowe MacKay LLP, Chartered Professional Accountants as auditors/independent registered public accountants of the Company for the fiscal year ending May 31, 2018 and to authorize the directors to fix the auditors' remuneration.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

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